EXHIBIT 10.79

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-CAT-121-15	I&L – Lloyd’s

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CERTAIN UNDERWRITERS AT LLOYD’S

(hereinafter called the “Subscribing Reinsurer”)

who are signatories hereto, each for the proportion underwritten and not one for another

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	37.730%	$46,407,900

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Syndicate #	Pseudonym	Participation	Dollar Line	Initial	Date
382	HDU	0.750%	$922,500
435	FDY	3.750%	$4,612,500
566	STN	0.400%	$492,000
609	AUW	0.200%	$246,000
623	AFB	0.450%	$553,500
958	CNP	0.400%	$492,000
1084	CSL	2.800%	$3,444,000
1414	ASC	4.000%	$4,920,000
1458	RNR	1.500%	$1,845,000
2001	AML	5.000%	$6,150,000
2007	NVA	1.000%	$1,230,000
2014	ACA	3.330%	$4,095,900
2088	CNR	2.000%	$2,460,000
2623	AFB	2.050%	$2,521,500
2791	MAP	3.500%	$4,305,000
2987	BRT	4.000%	$4,920,000
4020	ARK	1.000%	$1,230,000
4444	CNP	1.600%	$1,968,000

ARP-HCI-02-CAT-121-15	I&L – Lloyd’s

DOC: May 20, 2015

The share attaching to this Contract is subscribed by the Underwriters, Members of the Syndicates the definitive numbers of which and the proportions reinsured described above.

Brokerage
Advocate Reinsurance Partners, LLC:	BMS Group Ltd.:
****% of Ceded Reinsurance Premium Nil On Reinstatements	****% of Ceded Reinsurance Premium Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium of the amount, shown as “Deposit Premium” in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” in Schedule A. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

Definition of LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS of ARTICLE 8 – DEFINITIONS, shall now read as follows:

The terms “Loss in Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

a.	“Loss in Excess of Policy Limits” shall be defined as 90.0% of any amount paid or payable by the Reinsured in excess of its Policy limits, but otherwise within the terms of its Policy, such loss in excess of the Reinsured’s Policy limits having been incurred because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

b.

“Extra Contractual Obligations” shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Reinsured, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s

ARP-HCI-02-CAT-121-15	I&L – Lloyd’s

DOC: May 20, 2015

alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Reinsured as a result of any fraudulent and/or criminal act by any officer or director of the Reinsured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Further, any Loss in Excess of Policy Limits and/or Extra Contractual Obligations that are made in connection with this Contract shall not exceed 25.0% of the contractual loss under all Policies involved in the Loss Occurrence as respects each excess layer hereunder.

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention, the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder. The Reinsurer shall be obligated (subject to the terms and conditions of this Contract) to make a payment to the Reinsured of the amount requested within 10 working days of receipt of the statement from the Reinsured.

Paragraph (2) of ARTICLE 24 – LOSS NOTICES AND SETTLEMENTS, shall now read as follows:

All loss settlements made by the Reinsured, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Reinsured.

Paragraph (4) of ARTICLE 32 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be deleted in its entirety from the Contract:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS

All other Terms and Conditions remain unchanged.

ARP-HCI-02-CAT-121-15	I&L – Lloyd’s

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – Lloyd’s

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

AMLIN BERMUDA

(BRANCH OF AMLIN AG)

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	5.000%	$6,150,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage
Advocate Reinsurance Partners, LLC:	BMS Group Ltd.:
****% of Ceded Reinsurance Premium Nil On Reinstatements	****% of Ceded Reinsurance Premium Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium of the amount, shown as “Deposit Premium” in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” in Schedule A. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

ARP-HCI-02-CAT-121-15	I&L – AMLN

DOC: May 20, 2015

Definition of LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS of ARTICLE 8 – DEFINITIONS, shall now read as follows:

The terms “Loss in Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

a.	“Loss in Excess of Policy Limits” shall be defined as 90.0% of any amount paid or payable by the Reinsured in excess of its Policy limits, but otherwise within the terms of its Policy, such loss in excess of the Reinsured’s Policy limits having been incurred because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

b.	“Extra Contractual Obligations” shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Reinsured, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Reinsured as a result of any fraudulent and/or criminal act by any officer or director of the Reinsured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Further, any Loss in Excess of Policy Limits and/or Extra Contractual Obligations that are made in connection with this Contract shall not exceed 25.0% of the contractual loss under all Policies involved in the Loss Occurrence as respects each excess layer hereunder.

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention, the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder. The Reinsurer shall be obligated (subject to the terms and conditions of this Contract) to make a payment to the Reinsured of the amount requested within 10 working days of receipt of the statement from the Reinsured.

ARP-HCI-02-CAT-121-15	I&L – AMLN

DOC: May 20, 2015

Paragraph (2) of ARTICLE 24 – LOSS NOTICES AND SETTLEMENTS, shall now read as follows:

All loss settlements made by the Reinsured, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Reinsured.

Paragraph (4) of ARTICLE 32 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be deleted in its entirety from the Contract:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

AMLIN BERMUDA

(BRANCH OF AMLIN AG)

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – AMLN

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

PIONEER UNDERWRITERS

(ON BEHALF OF PEAK REINSURANCE COMPANY LIMITED)

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	1.000%	$1,230,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage
Advocate Reinsurance Partners, LLC:	BMS Group Ltd.:
****% of Ceded Reinsurance Premium Nil On Reinstatements	****% of Ceded Reinsurance Premium Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium of the amount, shown as “Deposit Premium” in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” in Schedule A. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

ARP-HCI-02-CAT-121-15	I&L – PUPEAK

DOC: May 20, 2015

Definition of LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS of ARTICLE 8 – DEFINITIONS, shall now read as follows:

The terms “Loss in Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

a.	“Loss in Excess of Policy Limits” shall be defined as 90.0% of any amount paid or payable by the Reinsured in excess of its Policy limits, but otherwise within the terms of its Policy, such loss in excess of the Reinsured’s Policy limits having been incurred because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

b.	“Extra Contractual Obligations” shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Reinsured, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Reinsured as a result of any fraudulent and/or criminal act by any officer or director of the Reinsured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Further, any Loss in Excess of Policy Limits and/or Extra Contractual Obligations that are made in connection with this Contract shall not exceed 25.0% of the contractual loss under all Policies involved in the Loss Occurrence as respects each excess layer hereunder.

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention, the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder. The Reinsurer shall be obligated (subject to the terms and conditions of this Contract) to make a payment to the Reinsured of the amount requested within 10 working days of receipt of the statement from the Reinsured.

ARP-HCI-02-CAT-121-15	I&L – PUPEAK

DOC: May 20, 2015

Paragraph (2) of ARTICLE 24 – LOSS NOTICES AND SETTLEMENTS, shall now read as follows:

All loss settlements made by the Reinsured, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Reinsured.

Paragraph (4) of ARTICLE 32 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be deleted in its entirety from the Contract:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

PIONEER UNDERWRITERS

(ON BEHALF OF PEAK REINSURANCE COMPANY LIMITED)

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – PUPEAK

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

PIONEER UNDERWRITERS

(ON BEHALF OF TAIPING REINSURANCE CO., LTD)

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	1.500%	$1,845,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

Advocate Reinsurance Partners, LLC: ****% of Ceded Reinsurance Premium	BMS Group Ltd.: ****% of Ceded Reinsurance Premium
Nil On Reinstatements	Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium of the amount, shown as “Deposit Premium” in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” in Schedule A. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

ARP-HCI-02-CAT-121-15	I&L – PUTAIP

DOC: May 20, 2015

Definition of LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS of ARTICLE 8 – DEFINITIONS, shall now read as follows:

The terms “Loss in Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

a.	“Loss in Excess of Policy Limits” shall be defined as 90.0% of any amount paid or payable by the Reinsured in excess of its Policy limits, but otherwise within the terms of its Policy, such loss in excess of the Reinsured’s Policy limits having been incurred because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

b.	“Extra Contractual Obligations” shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Reinsured, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Reinsured as a result of any fraudulent and/or criminal act by any officer or director of the Reinsured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Further, any Loss in Excess of Policy Limits and/or Extra Contractual Obligations that are made in connection with this Contract shall not exceed 25.0% of the contractual loss under all Policies involved in the Loss Occurrence as respects each excess layer hereunder.

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention, the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder. The Reinsurer shall be obligated (subject to the terms and conditions of this Contract) to make a payment to the Reinsured of the amount requested within 10 working days of receipt of the statement from the Reinsured.

ARP-HCI-02-CAT-121-15	I&L – PUTAIP

DOC: May 20, 2015

Paragraph (2) of ARTICLE 24 – LOSS NOTICES AND SETTLEMENTS, shall now read as follows:

All loss settlements made by the Reinsured, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Reinsured.

Paragraph (4) of ARTICLE 32 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be deleted in its entirety from the Contract:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS

All other Terms and Conditions remain unchanged.

Signed in                                 , on this                      day of                     , 20

PIONEER UNDERWRITERS

(ON BEHALF OF TAIPING REINSURANCE CO., LTD)

BY:

TITLE:

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – PUTAIP

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ACE TEMPEST REINSURANCE LIMITED

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	5.000%	$6,150,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS, shall now read as follows:

With the exception of subparagraphs (a), (b), (c), (f), (g), (h), (i), (j) and (k) of paragraph (1) above, should any judicial, regulatory or legislative entity having legal jurisdiction invalidate any exclusion on the Reinsured’s Policy, any amount of loss for which the Reinsured is liable because of such invalidation will not be excluded hereunder.

ARP-HCI-02-CAT-121-15	I&L – ACETR

DOC: May 20, 2015

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium of the amount, shown as “Deposit Premium” in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” in Schedule A. The Reinsurer will be provided the Interests and Liabilities Agreement attached to and forming part of this Contract for signature no later than June 19, 2015. The first deposit premium installment will be due by July 1, 2015 regardless of whether or not the Interests and Liabilities Agreement has been provided for signature. No subsequent deposit premium installments shall be due to a Reinsurer hereunder until that Reinsurer has executed its Interests and Liabilities Agreement attached to and forming part of this Contract. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following article shall be deleted in its entirety from the Contract:

ARTICLE 11 – AGENCY

All other Terms and Conditions remain unchanged.

Signed in                                 , on this                      day of                     , 20

ACE TEMPEST REINSURANCE LIMITED

BY:

TITLE:

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – ACETR

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ARCH REINSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	4.000%	$4,920,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

ARTICLE 1 – BUSINESS COVERED, shall read as follows:

This Contract is to indemnify the Reinsured in respect of its net excess liability as a result of any loss or losses which may occur during the Term of this Contract under any policies, contracts and binders of insurance or reinsurance (hereinafter called “Policies’’) not covered by the Reinsured’s flood (Excess of Loss Reinsurance Contract, effective June 1, 2014) contract, in force at the effective date hereof or issued or renewed on or after that date, covering direct and assumed business classified by the Reinsured as the property perils of Homeowners, Condominium Owners, Renters and Dwelling, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

ARP-HCI-02-CAT-121-15	I&L – ARCHL

DOC: May 20, 2015

Paragraph (1) of ARTICLE 19 – FUNDING OF RESERVES, shall read as follows:

The Reinsurer agrees to fund its share of the Reinsured’s ceded unearned premium (including, but not limited to, the unearned portion of any deposit premium installment as calculated by the Reinsured) and outstanding loss and Loss Adjustment Expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known Loss Occurrences) by:

a.	Clean, irrevocable and unconditional Letter of Credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of Letters of Credit and acceptable to said insurance regulatory authorities; and/or

b.	Escrow accounts for the benefit of the Reinsured; and/or

c.	Cash advances;

if the Reinsurer:

a.	Is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Reinsured and if, without such funding, a penalty would accrue to the Reinsured on any financial statement it is required to file with the insurance regulatory authorities involved; or

b.	Has experienced any of the circumstances described in paragraph (3) of the Term Article. However, if such circumstance is rectified, then no special funding requirements shall apply and any such current funding in accordance with the provisions above shall be released to the Reinsurer.

For purposes of this Contract, the Lloyd’s United States Credit for Reinsurance Trust Fund shall be considered an acceptable funding instrument. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved. Notwithstanding the above, the Reinsurer will not be required to fund their obligations for any amount greater than required by applicable law.

Paragraph (5) of ARTICLE 21 – INSOLVENCY, has been added and shall read as follows:

Should the Reinsured go into liquidation or should a receiver be appointed, all amounts due, or that would become due (including all deposits and reinstatements, net of adjustments, if any) either the Reinsured or Reinsurer, whether by reason of premium, losses, or otherwise under this Contract or any other contract heretofore or hereafter entered between the parties (whether such agreement is all assumed or ceded), shall be subject to the right of offset at any time and from time to time, and upon the exercise of the same, only the net balance shall be due.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-CAT-121-15	I&L – ARCHL

DOC: May 20, 2015

Signed in                                 , on this                      day of                     , 20

ARCH REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – ARCHL

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

DAVINCI REINSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	2.100%	$2,583,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Subsubparagraph (iii) of subparagraph (a) of paragraph (1) of ARTICLE 5 – REINSTATEMENT, shall now read as follows:

$123,000,000.

Paragraph (4) of ARTICLE 5 – REINSTATEMENT, shall now read as follows:

Notwithstanding anything stated herein, the liability of the Reinsurer under this Contract shall not exceed the amount shown as “Reinsurer’s Contract Limit” in Schedule A, in all during the Term of this Contract.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-CAT-121-15	I&L – DAVI

DOC: May 20, 2015

Signed in                                 , on this                      day of                     , 20

DAVINCI REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – DAVI

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ENDURANCE SPECIALTY INSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	10.000%	$12,300,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this                      day of                     , 20

ENDURANCE SPECIALTY INSURANCE LTD.

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – ENDURB

DOC: May 20, 2015

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – ENDURB

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

EVEREST REINSURANCE COMPANY

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	3.500%	$4,305,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this                      day of                     , 20

EVEREST REINSURANCE COMPANY

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – EVRST

DOC: May 20, 2015

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – EVRST

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

HANNOVER RE (BERMUDA) LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	4.000%	$4,920,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

HANNOVER RE (BERMUDA) LTD.

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – HANNB

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – HANNB

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

MONTPELIER REINSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	3.000%	$3,690,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

MONTPELIER REINSURANCE LTD.

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – MONTP

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – MONTP

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

MS FRONTIER REINSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	5.750%	$7,072,500

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

MS FRONTIER REINSURANCE LTD.

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – MSF

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – MSF

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ODYSSEY REINSURANCE COMPANY

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	7.420%	$9,126,600

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

ODYSSEY REINSURANCE COMPANY

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – ODY

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – ODY

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

PARTNER REINSURANCE COMPANY LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	2.000%	$2,460,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be deleted from the Contract:

Subparagraph (c) of Paragraph (3) of ARTICLE 2 – TERM

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

ARP-HCI-02-CAT-121-15	I&L – PARTN

DOC: May 20, 2015

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention (subject to the terms and conditions of this Contract), the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder, in accordance to the conditions set forth in the Loss Notices and Settlements Article. The Reinsurer shall be obligated to make a payment to the Reinsured of the amount requested within 15 working days of receipt of the statement from the Reinsured.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following article shall be deleted in its entirety from the Contract:

ARTICLE 11 – AGENCY

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

PARTNER REINSURANCE COMPANY LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – PARTN

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

RENAISSANCE REINSURANCE, LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$123,000,000 xs $426,000,000	2.100%	$2,583,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Subsubparagraph (iii) of subparagraph (a) of paragraph (1) of ARTICLE 5 – REINSTATEMENT, shall now read as follows:

$123,000,000.

Paragraph (4) of ARTICLE 5 – REINSTATEMENT, shall now read as follows:

Notwithstanding anything stated herein, the liability of the Reinsurer under this Contract shall not exceed the amount shown as “Reinsurer’s Contract Limit” in Schedule A, in all during the Term of this Contract.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-CAT-121-15	I&L – REN

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

RENAISSANCE REINSURANCE, LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-121-15	I&L – REN

DOC: May 20, 2015